1290 FUNDS®

SUPPLEMENT DATED DECEMBER 29, 2022 TO THE SUMMARY PROSPECTUSES, PROSPECTUSES, AND STATEMENTS OF ADDITIONAL INFORMATION FOR EACH SERIES OF 1290 FUNDS

This Supplement updates certain information contained in the Summary Prospectuses, Prospectuses, and Statements of Additional Information (“SAIs”), as supplemented, of 1290 Funds (“Trust”). You should read this Supplement in conjunction with the Summary Prospectuses, Prospectuses, and SAIs and retain it for future reference. You can find the Summary Prospectuses, Prospectuses, SAIs, reports to shareholders and other information online at www.1290Funds.com/literature.php. You can also get this information at no cost by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@dfinsolutions.com.

The purpose of this Supplement is to provide you with information regarding a change in the investment adviser and the administrator for the Trust and its series (“Funds”), effective on or about January 1, 2023. Please note that these changes are corporate organizational changes and will not impact the services provided to the Funds or the personnel providing such services, and the fees paid by the Funds will not change.

The Board of Trustees of the Trust (“Board”), including a majority of the independent Trustees, has approved the appointment of a newly established entity, Equitable Investment Management, LLC (“EIM II”), as the investment adviser and the administrator for the Trust and the Funds, effective on or about January 1, 2023. EIM II is an affiliate of Equitable Investment Management Group, LLC (“EIM”), the current investment adviser for the Trust and the Funds.

In connection with the appointment of EIM II, the Board, including a majority of the independent Trustees, has also approved: (1) the transfer of the investment advisory services for the Funds from EIM to EIM II, including the approval of a new Investment Advisory Agreement between EIM II and the Trust; (2) the transfer of the current Investment Sub-Advisory Agreements for the Funds that are sub-advised from EIM to EIM II, including the approval of new Investment Sub-Advisory Agreements between EIM II and the sub-advisers of the Funds that are sub-advised; and (3) the transfer of the administration services for the Funds to EIM II, including the approval of a new Mutual Funds Service Agreement between EIM II and the Trust.

Like EIM, EIM II is an indirect, wholly owned subsidiary of Equitable Holdings, Inc. EIM II is registered with the Securities and Exchange Commission as an investment adviser.

The transfer of the investment advisory services will not result in any change in the nature, scope or quality of the investment advisory services being provided to the Trust and the Funds, or the personnel providing such services, nor will the transfer result in any change in the advisory fees paid by the Funds under the current Investment Advisory Agreement. The transfer also will not result in any change in the manner in which any sub-adviser performs the services it provides under its current Investment Sub-Advisory Agreement.

The transfer of the administration services will not result in any change in the nature, scope or quality of the administration services being provided to the Trust and the Funds, or the personnel providing such services, nor will the transfer result in any change in the administration fees paid by the Funds under the current Mutual Funds Service Agreement.

Effective on or about January 1, 2023, all references in the Summary Prospectuses, Prospectuses, and SAIs to Equitable Investment Management Group, LLC (EIM) as the investment adviser for the Trust and the Funds are deleted and replaced with references to the newly established Equitable Investment Management, LLC (EIM II).

Effective on or about January 1, 2023, all references in the Prospectuses and SAIs to Equitable Investment Management, LLC as the administrator for the Trust and the Funds refer to the newly established Equitable Investment Management, LLC (EIM II).

	Prior to January 1, 2023:	Effective on or about January 1, 2023:

Investment Adviser	Equitable Investment Management Group, LLC (EIM)	Equitable Investment Management, LLC (EIM II)

Administrator	Equitable Financial Investment Management, LLC (prior to December 30, 2022, known as Equitable Investment Management, LLC) (EFIM)	Equitable Investment Management, LLC (EIM II)